TAXES ON INCOME	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 12:-     TAXES ON INCOME

a.	Israeli taxation:

1. Corporate tax:

Pursuant to Amendment 73 to the Investment Law adopted in 2017, a Company located in the Center of Israel that meets the conditions for “Preferred Technological Enterprises”, is subject to tax rate of 12%. The Company believes it meets those conditions.

“Special Preferred Technological Enterprise” (with consolidated annual revenue of its group is at least NIS 10 billion), as defined by the Investment Law, is entitled to a reduced tax rate of 6% on its preferred technological income, regardless of the place the company’s technology preferred enterprise is located.

Income not eligible for Preferred Enterprise benefits is taxed at a regular rate of 23%.

Reduced income under the Investment Law including the Preferred Enterprise Regime, Preferred Technological Enterprise Regime and Special Preferred Technological Enterprise will be freely distributable as dividends, subject to a 15% or 20% withholding tax (or lower rate for non-Israeli resident shareholder, under an applicable tax treaty). However, upon the distribution of a dividend from Preferred Income, Technological Preferred Enterprise and Special Preferred Technological Enterprise to an Israeli company, no withholding tax will be remitted.

The Company may also receive benefits pursuant to the Law for the Encouragement of Knowledge Intensive Industry (Temporary Provision), 2023 (the “Law”), which was enacted on July 31, 2023. The Law provides certain benefits to entities that qualify as Preferred Technological Enterprise, special deductions in connection with acquisitions where certain criteria are met.

Pursuant to a temporary tax relief initiated by the Israeli government, a company that elected by November 11, 2013, to pay a reduced corporate tax rate as set forth in the temporary tax relief with respect to undistributed exempt income generated under the Investment Law accumulated by the Company until December 31, 2011 (“Trapped Earnings”) is entitled to distribute a dividend from such income without being required to pay additional corporate tax with respect to such dividend. A company that has so elected must make certain qualified investments in Israel over five-year period. A company that has elected to apply the temporary tax relief cannot withdraw from its election. The Company has elected to apply the temporary tax relief by the respective date and believes it meets those conditions.

In December 2022, the Council of the European Union (“EU”) unanimously adopted the Directive on BEPS’s Pillar Two ensuring a global minimum tax rate of 15% for certain companies with an annual global turnover of at least €750 million, in the Union (the Directive). The OECD has also issued the Safe Harbours and Penalty Relief : Global Ani-Base Erosion Rules (“Pillar Two Rules”) and related guidance. EU Member States and other non-EU countries enacted legislation to integrate the provisions of the Directive and Pillar Two rules into their national laws by December 31, 2023 and the majority of those countries generally apply these provisions for fiscal years starting on or after December 31, 2023.

On December 2025, the Israeli Knesset approved the Minimum Corporate Tax Law (Multinational Group), 2025 (the “Law”) which adopts BEPS’s Pillar Two Rules. The Law introduces a qualified domestic minimum top-up tax, pursuant to which multinational enterprise groups with annual global turnover of at least  €750 million are subject to a minimum corporate tax rate of 15% on the Israeli Constituent Entity as defined under the OECD’s Pillar Two Rules. The Law enters into force as of January into its national law with effective date of January 1, 2026.

In parallel, as part of the Israeli Economic Program Law for the 2026 budget year, legislation to incentivize research and development activities (the “R&D Incentive Legislation”) was enacted on March 30, 2026 and entered into force as of January 1, 2026.

The R&D Incentive Legislation introduces a tax credit, at varying rates based on specified thresholds, for qualifying research and development expenditures incurred in Israel by eligible Israeli companies that are part of multinational enterprise groups, subject to meeting defined eligibility criteria. The tax credit may be utilized to offset Israeli corporate income tax or the Israeli domestic minimum top-up tax.

In addition, the R&D Incentive Legislation, subject to conditions as  prescribed therein, provides that  all or a portion of the unutilized R&D tax credit will be provided to eligible companies in the form of a cash grant upon the lapse of a period stipulated by the R&D Incentive Legislation, rather than being utilized solely as a tax credit. This mechanism is intended, among other things, to support the qualification of the incentive under the OECD Pillar Two framework.

The implementation of the Israeli Pillar Two Law is expected to increase the Company’s reported tax expenses beginning in 2026. Based on the current Proposed R&D Incentive Legislation and its associated tax credit, and assuming enactment effective January 1, 2026, income tax expense is expected to increase, while the net cash impact is not expected to be material. However, the ultimate impact will depend on the final form of the proposed R&D Incentive Legislation, if and when enacted and the amount of tax credits approved thereunder.

On July 4, 2025, the One, Big, Beautiful Bill Act was enacted, which, among other changes to U.S. federal income tax law, permanently suspends the requirement to capitalize and amortize domestic research and development expenditures and permits such deductions on a current basis, and reinstates 100% bonus depreciation for certain qualified property. The Bill also allows to some extent an accelerated amortization of domestic research and development expenditures that had previously been amortized during the years 2022-2024.

In January 2023, the Israeli Tax Authority (the “ITA”) issued orders for the years 2016 through 2019 challenging our positions on several issues and demanded the payment of additional taxes in the aggregate amount of NIS 536 million (approximately $158 million), not including an amount of NIS 476 million (approximately $140 million) related to expenses that will be deductible in future years, with respect of these four tax years (these amounts include interest and indexation up to the tax settlement’s payment date, i.e. 31 July 2025). On November 29, 2023, the Company filed an appeal to the District Court of Tel Aviv against these orders.

In addition, the ITA has issued tax assessment for the 2020 tax year in which it demanded the payment of additional taxes in the aggregate amount of NIS 94 million (approximately $28 million), not including an amount of NIS 106 million (approximately $31 million) related to expenses that will be deductible in future years, with respect to the 2020 tax year (these amounts include interest and indexation up to the tax settlement’s payment date, i.e. 31 July 2025). On December 31, 2023 we submitted a tax appeal against the 2020 tax assessment to the ITA.
On July 15, 2025, the Company and the Israeli Tax Authorities entered into a settlement agreement under which the Company agreed to pay total additional taxes of NIS 223.2 million (approximately $66 million) in respect of the 2016–2020 tax years, which was ratified by the District Court on July 16, 2025.  The Company settled the tax demand payment to the ITA on July 31, 2025. The settlement fully and finally resolves all tax matters between the Company and the ITA relating to the 2016-2020 tax years.

Our tax assessments through the 2020 tax year are considered final.

2.
Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, Check Point Ltd. and its Israeli subsidiaries calculate their tax liability in dollar according to certain orders.

The tax liability, as calculated in dollar is translated into New Israeli Shekels according to the exchange rate as of December 31, of each year.

b.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

The Company does not provide deferred tax liabilities when it intends to reinvest earnings of foreign subsidiaries indefinitely or if distributed, no tax liability will be imposed. Undistributed earnings of foreign subsidiaries that are not distributed amounted to $639.5 and unrecognized deferred tax liability related to such earning amounted to $102.0 as of December 31, 2025.

c.	Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2025 and 2024, the Company’s deferred taxes were in respect of the following:

	December 31,
	2025	2024

Carry forward tax losses	$30.9	$38.2
Employee stock based compensation	33.0	29.7
Deferred revenues	3.0	3.1
Tax credits	40.6	37.9
Unrealized loss on marketable securities	-	3.5
Accrued employee costs	13.3	15.7
Other	16.2	19.2

Deferred tax assets before valuation allowance	137.0	147.3
Valuation allowance – mainly in respect to carryforward losses	(1.0)	(5.5)

Deferred tax asset	136.0	141.8

Intangible assets	(24.3)	(29.6)
Deferred commission	(7.2)	(10.4)
Unrealized gain on marketable securities	(2.9)	-
Other	(13.1)	(8.8)

Deferred tax liability	(47.5)	(48.8)

Deferred tax asset, net *)	$88.5	$93.0

*) As of December 31, 2025 and 2024 unrecognized tax benefit in the amounts of $20.2 and $18.3 was presented net from deferred tax asset.

Through December 31, 2025, the U.S. subsidiaries had a U.S. federal loss carry-forward of approximately $18.3 that can be carried forward and offset against taxable income and subject to limitation on their utilization. Through December 31, 2025, the U.S. subsidiaries had a U.S. state net loss carry forward of approximately $27.7, expiring gradually beginning 2035 and subject to limitation on their utilization.

Through December 31, 2025, the U.S. subsidiaries had federal and states research and development tax credits of approximately $30.3, which expire between fiscal years 2025 and fiscal 2042 and are subject to limitations on their utilization.
d.	Income before taxes on income (tax benefit) is comprised as follows:

	Year ended December 31,
	2025	2024	2023

Domestic	$906.5	$854.9	$901.6
Foreign	38.6	117.2	74.0

	$945.1	$972.1	$975.6

e.	Taxes on income (tax benefit) are comprised of the following:

	Year ended December 31,
	2025	2024	2023

Domestic taxes:
Current	$(112.6)	$120.5	$140.6
Deferred	(3.6)	(5.9)	(23.0)

	(116.2)	114.6	117.6

Foreign taxes:
Current	11.8	16.4	13.1
Deferred	(7.4)	(4.6)	4.6

	4.4	11.8	17.7

Taxes on income (tax benefit)	$(111.8)	$126.4	$135.3

f.
The Company operates its business in various countries and accordingly attempts to utilize an efficient operating model to structure its tax payments based on the laws in the countries in which the Company operates. This can cause disputes between the Company and various tax authorities in different parts of the world.

A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:

	December 31,
	2025		2024

Beginning balance		$402.8		$380.4
Settlement and decrease related to tax positions taken during prior years		(162.9)		(67.9)
Increase related to tax positions taken during prior years		17.0		36.4
Increase related to tax positions taken during the current year		59.3		53.9

Ending balance	$	*)316.2	$	*)402.8

*) As of December 31, 2025 and 2024 unrecognized tax benefit in the amounts of $20.2 and $18.3 was presented net from deferred tax asset.

Substantially all the balance of unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate.

The Company adjusts the unrecognized tax benefit liability and income tax expense in the period in which the uncertain tax position is effectively settled, the statute of limitations expires or when new information is available. There is a reasonable possibility that $50.9 out of the unrecognized tax benefit liability will be adjusted within 12 months due to statute of limitations.

During the years ended December 31, 2025, 2024 and 2023, the Company recorded $(41.3), $2.4 and $12.6, respectively for interest expense (income) related to uncertain tax positions. As of December 31, 2025 and 2024, the Company had accrued interest liability related to uncertain tax positions in the amounts of $33.7 and $75.0, respectively, which is included within income tax accrual on the balance sheets. The Company did not accrue penalties during the years ended December 31, 2025, 2024 and 2023.

The Company files federal and state income tax returns in the U.S. All of the U.S subsidiaries’ tax years are subject to examination by the U.S. federal and most U.S. state tax authorities due to their carry-forward tax losses and overall credit carry-forward position, except for Check Point Software Technologies Inc. that the assessment statue period for tax years throughout 2017 have expired.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made. The Company believes it had adequately provided for all of its uncertain tax positions, including those items currently under dispute.

g.	Reconciliation of the theoretical tax expenses:

The following table presents the reconciliation between the Company’s theoretical income tax and effective income tax for the year ended December 31, 2025 after the adoption of ASU 2023-09:

	Year ended December 31,
	2025

Israeli Statutory Corporate Tax Rate	$217.4	23.0%
Foreign tax effects
Other jurisdictions	13.8	1.5%
Foreign tax credits	(17.9)	(1.9)%
Nontaxable or nondeductible items	0.4	0.1%
Special Preferred Technological Enterprise	(170.9)	(18.1)%
Change in unrecognized tax benefits	(127.9)	(13.5)%
Special deduction	(31.1)	(3.3)%
Other adjustments	4.4	0.4%

Total Effective Tax Rate	$(111.8)	(11.8)%

The following table presents the reconciliation between the Company’s theoretical income taxes and effective income taxes for the years ended December 31, 2024 and 2023 prior the adoption of ASU 2023-09:

	Year ended December 31,
	2024	2023

Income before taxes as reported in the consolidated statements of income	$972.1	$975.6

Statutory tax rate in Israel	23%	23%

Decrease in taxes resulting from:
Effect of “Technological preferred or Preferred Enterprise” status *)	(11)%	(8)%
Others, net	1%	(1)%

Effective tax rate	13%	14%

*) Basic earnings per share amounts of the benefit resulting from the “Technological preferred or Preferred Enterprise” status	$0.58	$0.66

*) Diluted earnings per share amounts of the benefit resulting from the “Technological preferred or Preferred Enterprise” status	$0.56	$0.65

h.	Income taxes paid:

The following table presents cash paid for income taxes, net of refunds received, for the year ended December 31, 2025, pursuant to the disclosure requirements of ASU 2023-09:

Year ended December 31,
2025

Israel	$143.5
Other jurisdictions	13.2

$156.7